Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
August 31, 1998



Expected B Maturity 6/16/2003


Blended Coupon 5.7806%


Excess Protection Level
3 Month Average   4.74%
August, 1998   6.39%
July, 1998   3.09%
June, 1998  N/A


Cash Yield19.08%


Investor Charge Offs 5.09%


Base Rate 7.60%


Over 35 Day Delinquency 5.00%


Seller's Interest11.64%


Total Payment Rate14.21%


Total Principal Balance$37,775,682,964.86


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,395,888,446.37